                                                                   Exhibit 10.6


                            SCHEDULE TO EXHIBIT 10.6
                           UNIT SUBSCRIPTION AGREEMENT
                      SERIES B PREFERRED STOCK AND WARRANTS


                                                Number of Series B Shares and Warrants
                                                   Underlying Units Subscribed For
                                            ----------------------------------------------
Name of Subscriber                          Series B Shares             Series B Warrants
------------------                          ---------------             -----------------
Abatangelo, William P. & Angela K. JTROS        2,500                        3,022
Abraham, Dean                                   1,250                        1,511
Abrahamson, Melissa R. & Paul JTROS               500                          604
Abrams, Beverly                                 1,000                        1,210
Abrams, Burton R.                               1,000                        1,210
Abrams, Richard                                 5,500                        6,650
Abrams, Rodney A.                               7,750                        9,371
Acks, Shannon P.                                2,500                        3,022
Adametz, James R.                               3,700                        4,474
A'Hearn, Michael F. & Maxine C. JTROS           2,500                        3,022
Alya, Al-Bahar & Lulwa Al-Khaled, JTROS         5,000                        6,046
Alliance Equities, Inc.                         5,000                        6,046
Alliance Equities, Inc.                         7,500                        9,068
Anders Carlgren SEP-IRA                         1,000                        1,210
Anderson, Jack L.                               2,500                        3,022
Anderson, Jr., Ferdinand F.                     2,500                        3,022
Apodaca Investment Offshore, Ltd.              40,000                       48,364
Apodaca Investment Partners, LP                40,000                       48,364
Appelbaum, Michael L.                           1,300                        1,572
Asciutto, Basil                                   900                        1,088
Ashok, Shanthamallappa A.                       2,500                        3,022
Astor, Michael                                  2,500                        3,022
Aubrey J. Ferrao TTEEAubrey J. Ferrao
    Living Trust U/A/D 6/26/98                  5,000                        6,046
Auerbach, A. Phillip                            2,500                        3,022
Aukstuolis, Jim G.                              5,000                        6,046
Bachner Tally Polevoy 401K Profit Sharing Plan
    DTD 01/01/84 FBO Fran Stoller               1,000                        1,210
Baily, Gary R.                                  2,500                        3,022
Ballin, Scott                                   2,500                        3,022
Ballyhoo Partners                              12,500                       15,114
Barnes, Jr., Charles A.                         2,500                        3,022
Barrington Capital Corp.                        2,000                        2,418
Basil J. Ascuitto IRA                           1,000                        1,210
Bauer, Thomas W. & Paula S. JTROS               4,000                        4,836
Beattie, Edwin J.                               2,500                        3,022
Beiser, John W. & Maureen W. JTROS             10,000                       12,092
Bentley, Hugh P. & Jean J.                      2,500                        3,022
Bentley, Italo                                  5,000                        6,046
Bentley, Mark                                   2,500                        3,022
Bentley, Richard                               20,000                       24,182
Berger, Toby                                    1,000                        1,210
Berglund, Donald                                2,000                        2,418
Berman, Marc G.                                 1,250                        1,511
Bernard Kirsner Trust                           2,500                        3,022
Berney, L. Neal                                 2,500                        3,022




                                                Number of Series B Shares and Warrants
                                                   Underlying Units Subscribed For
                                            ----------------------------------------------
Name of Subscriber                          Series B Shares             Series B Warrants
------------------                          ---------------             -----------------
Bernstein, Howard & Sandra JTROS                2,500                        3,022
Bertoni, Christopher W.                         5,000                        6,046
Bettinger, Robert                               5,000                        6,046
Black, Lincoln Edward                           1,250                        1,511
Blank, Gerald                                   1,000                        1,210
Blitz, Craig & Annette JTROS                      500                          605
Blitz, Craig & Annette JTROS                      500                          604
Blomstedt, Jeffrey & Susan LaScala JTROS        5,000                        6,046
Bloom, Jack                                    10,000                       12,092
Bloom, Jack                                     5,000                        6,046
Bloom, Ron                                      1,500                        1,814
Blue, Harold                                    5,000                        6,046
Blue, Robert & Ruth JTROS                       2,000                        2,418
Blum, Gary                                      2,500                        3,022
BNB Investment Associates L.P.                 15,000                       18,136
BNB Investment Associates L.P.                  2,500                        3,023
Bob K. Pryt -- TTEE BKP Capital
    Management LLC 401(k) PSP & MPP, DTD.
    1/1/92 FBO Bob K. Pryt                     12,500                       15,114
Bodmer,  Hans C.                               20,000                       24,182
Bolding, Jeffrey O. & Deborah R JTROS.          2,500                        3,022
Bollag, Michael                                 2,500                        3,023
Bolognue, Joseph T.                             2,500                        3,022
Boyd, John W. & Sandra L. JTROS                 2,000                        2,418
Briggs, Tom P.                                  2,000                        2,418
Brigl, Thomas J. & Brenda J. JTROS              1,000                        1,210
Brogan, Thomas R.                               1,000                        1,210
Brown, Raymond                                  7,500                        9,068
Brummer, Michael & Mary Jo JTROS                5,000                        6,046
Burgess, Paul                                   2,500                        3,022
Burr Family Trust                               1,250                        1,511
Burtt R. Ehrlich, IRA                           5,000                        6,046
C.E. Unterberg Towbin Capital Partners I, L.P. 20,000                       24,182
Callahan, Daniel J.                             5,000                        6,046
Cameron, Jeffrey S.                             2,500                        3,022
Campanella, Richard                               500                          605
Campos, Felix & Joyce JTROS                    15,000                       18,136
Cardoso, Manuel                                 2,000                        2,418
Cardwell, J.A.                                  5,000                        6,046
Cardwell, Jr., James A.                         2,500                        3,022
Cass, C. Wyllys & Ellen M. JTROS                2,000                        2,418
Cavanna, Kieran                                   500                          604
Chance, Albert & Doris JTROS                    2,500                        3,022
Chandra-Sekar, Balasundaram                     1,000                        1,210
Chase, Arthur M.                                2,000                        2,418
Chimbel, Marvin & Arlene JTROS                  1,000                        1,210
Circle F. Ventures, LLC                         3,750                        4,535
Clark, Martin E. & Glenda F. JTROS              1,500                        1,814
Cohen, Jonathan R. & Shapiro, Nancy D. JTWROS   2,500                        3,022
Cohen, Alan N.                                  2,500                        3,022
Cohen, Dr. David                                7,000                        8,464
Collier,Timmy M. & Connie A. JTROS              1,000                        1,210
Collins, James C.                               2,500                        3,022
Commonwealth  Associates L.P.                   4,950                        5,985
ComVest Capital Management, LLC                30,000                       36,273
Conzett Europa Invest Ltd.                     10,000                       12,092



                                                Number of Series B Shares and Warrants
                                                   Underlying Units Subscribed For
                                            ----------------------------------------------
Name of Subscriber                          Series B Shares             Series B Warrants
------------------                          ---------------             -----------------
Cooper, Stephen                                 2,500                        3,022
Corbin, Bruce                                   2,500                        3,022
Corbin, Bruce                                   1,000                        1,210
Corbin, Jeff                                      500                          604
Corbin, Richard                                 3,500                        4,232
Coventry, Brian                                 1,400                        1,693
Cramer Taos Partners                           10,000                       12,092
Cranshire Capital, L.P.                        50,000                       60,456
Crown, Robert & Barbara  JTROS                  7,500                        9,068
Cunningham, Stephen & Fleming, Wendell JTROS    2,500                        3,022
Danieli, Mark                                   2,500                        3,022
Daphne Astor Grandchildren's Trust              2,500                        3,022
d'Autremont, Hugh                               1,000                        1,210
d'Autremont, Sloan                              2,500                        3,022
Davenport, James A. & Rebecca C. JTROS          2,000                        2,418
Davenport, James A. & Rebecca C. JTROS          5,000                        6,046
David Thalheim c/f Lindsay Thalheim             1,000                        1,210
David Thalheim c/f Marc Thalheim                1,000                        1,210
David Thalheim Revocable Living Trust           2,500                        3,022
DeAtkine, Jr., David                            5,000                        6,046
DellaValle, Anthony                             1,500                        1,814
Dercher, David J. & Su Ellen JTROS              4,000                        4,836
Deshmukh, Sunil M.                             10,000                       12,092
DiCesare, Dominick                              2,500                        3,022
DiCesare, Louis A.                              1,100                        1,330
DiCesare, Paul                                  1,100                        1,330
Dickey, David L. & Susan M. JTROS               1,000                        1,210
DiFatta, Tony                                   1,250                        1,511
DiLeonardo, Frank L.                            2,500                        3,022
Dozier, Robert and Deborah G. JTROS             1,000                        1,210
Dozier, Robert and Deborah G. JTROS             1,500                        1,814
Drapkin, Donald                                25,000                       30,228
Dreyfuss, Jerome                                4,000                        4,836
Duncan, John                                    2,500                        3,022
DW Trustees (BVI) Ltd. Children's Fund          2,500                        3,022
DW Trustees (BVI) Ltd.  ? Main Fund             5,000                        6,046
Echo Capital Growth Corp.                       7,500                        9,068
Edgewater Ventures LLC                          5,000                        6,046
EDJ Limited                                    20,000                       24,182
EFG Reads Trustees Ltd.                         1,500                        1,814
Elder, James                                    1,000                        1,210
Engfer, Jodi Abrams                             1,000                        1,210
Epstein, Frederick B.                          10,000                       12,092
Erinch R. Ozada, IRA Rollover                   7,500                        9,068
Ernest J. Genco IRA DTD 3/11/92                 1,000                        1,210
Esformes, Joseph                                5,000                        6,046
Falk, Michael & Annie JTROS                     1,250                        1,511
Falk, Michael S.                               15,000                       18,136
Falk, Michael S.                                5,000                        6,046
Farzaneh, Hamid & Nildufar                      4,000                        4,836
Faxon, David P. Jr.                             1,250                        1,511
Finkle, S. Marcus                               5,000                        6,046
Flavin, Blake Investors, L.P.                   5,000                        6,046
Flavin, Blake Investors, L.P.                  10,000                       12,092
Flavin, John P.                                 2,500                        3,022


                                                Number of Series B Shares and Warrants
                                                   Underlying Units Subscribed For
                                            ----------------------------------------------
Name of Subscriber                          Series B Shares             Series B Warrants
------------------                          ---------------             -----------------
Flom, Joseph H.                                12,500                       15,114
Flynn Corporation                             100,000                      120,913
Flynn Corporation                               3,750                        4,534
FM Grandchildren's Trust                        7,500                        9,068
FM Grandchildren's Trust                        2,500                        3,023
Fox, Karen A.                                   1,500                        1,814
Frank B. Palazzolo, Jr. - Profit Sharing Plan   1,000                        1,210
French, Robert A.                               1,500                        1,814
Friedlander, Charles L.                         2,500                        3,022
Friedman, Philip & Rose JTROS                  10,000                       12,092
Friedman, Ronald                                1,000                        1,210
Friedman, Victor                               10,000                       12,092
Funeral Financial Systems, Ltd.                 8,750                       10,579
Gaba, Ilya & Alice  JTROS                       1,000                        1,210
Gaffney, Michael F.                             2,500                        3,022
Gajeski, Donald K. & Phyllis M.                 1,000                        1,210
Gallagher Investment Corporation              100,000                      120,913
Gallagher Investment Corporation                3,750                        4,534
Gaylord, Gregg M.                               2,500                        3,022
Geller, Marshall                               25,000                       30,228
Generation Capital Associates                   6,000                        7,254
George Fox University                           2,500                        3,022
Gerald I. Falke, IRA                            1,000                        1,210
Gerlach and Company, c/f Fleming (Jersey) Ltd.  5,000                        6,046
Gianna Falk Trust                               1,250                        1,511
Giardina, Anthony J.                            1,000                        1,210
Giardina, Anthony J.                              500                          605
Gilfand, David S.                               1,000                        1,210
Gittis, Howard                                 25,000                       30,228
Glaser, Bruce                                     500                          604
Glaser, Bruce                                     900                        1,088
Glashow, Jonathan                               7,500                        9,068
Glasscock, Gary M.                              2,500                        3,022
Goddu, Roger V.                                20,000                       24,182
Goebel, Gregg R. & Marilyn                      2,000                        2,418
Goldberg, Ira                                   5,000                        6,046
Goldberg, Mark & Joanna JTROS                   2,500                        3,022
Goldenheim, Paul D.                             5,000                        6,046
Gonchar, Andrew                                 2,500                        3,022
Gould, William S.                               3,000                        3,628
Grace, Roger                                    1,200                        1,450
Graves, Richard W. & Mary J. JTROS              1,500                        1,814
Greenspan, Burton E.                            1,250                        1,511
Greiper, Scott L.                               2,000                        2,418
Gruber & McBaine Capital Management
   Fiduciary Trust                             10,000                       12,092
Grunwald, J. Thomas                             5,000                        6,046
Gubitosa, Paul & Linda JTROS                    2,000                        2,418
Hammerman, Alan H.                              2,500                        3,022
Harrison, Judith P.                             5,000                        6,046
Hart, Andrew C.                                 2,500                        3,022
Hart, Steven
Hartman, Roland F.                              2,500                        3,022
Hartman, Timothy                                1,500                        1,814
Hayden R. & LaDonna M. Fleming
   Revocable Trust                              3,750                        4,535
Hayden, Michael D. & Velma J. TIC               1,000                        1,210


                                                Number of Series B Shares and Warrants
                                                   Underlying Units Subscribed For
                                            ----------------------------------------------
Name of Subscriber                          Series B Shares             Series B Warrants
------------------                          ---------------             -----------------
Heine, Spencer H. & Margaret JTWROS            10,000                       12,092
Henry, William O. E.                            5,000                        6,046
Herrmann, Frederick J. & Marilyn C. JTROS         750                          907
Herscu, Robert                                  5,000                        6,046
HFR - 07 Partners                               6,250                        7,557
Hirsch, Allen                                     500                          604
Hirsch, Marcia                                  1,000                        1,210
Hoagland, Gina & Lee JTROS                      2,500                        3,022
Hodge, David                                    2,500                        3,022
Holtvogt, Annette                               2,500                        3,022
Hornady, James Brooks                           1,500                        1,814
Hulas & Savita Kanodia Revocable
   Living Trust                                12,500                       15,114
Insalaco, Paul                                  1,000                        1,210
Intercontinental Investment Services, Inc.      2,500                        3,022
Isbell, Charles E.                              1,000                        1,210
Iseli, Andre                                    5,000                        6,046
Jaber, Jim & Aileen JTROS                       4,000                        4,836
Jacobs, Paul M.                                 2,500                        3,022
Jahdi, Nasrollah & Farahnaz JTROS               2,000                        2,418
Jahn, Rosalie J.                                3,000                        3,628
Jajoor, Nagaraj O. & Sudha N.                   2,500                        3,022
Jeffers Family Ltd. Partnership                 1,000                        1,210
Jensen, Eric & Julie Patricia JTROS               500                          604
JF Shea & Co., Inc.                            20,000                       24,182
JF Shea & Co., Inc.                           125,000                      151,141
JF Shea & Co., Inc.                             3,750                        4,534
Johnson, Kimber & Susan JTROS                   1,500                        1,814
Johnson, L.  Wayne                              5,000                        6,046
Jonathan R. Cohen Retirement Plan               1,000                        1,210
Jordan, Bette P.                                1,250                        1,511
Jordan, Edward C.                               1,000                        1,210
Jordan, Peggy                                   7,500                        9,068
Joseph Cornacchio Retirement Plan               3,000                        3,628
Joseph, Dr. Ralph                               2,000                        2,418
JR Squared, LLC                                15,000                       18,136
Kabuki Partners                                15,500                       18,742
Kabuki Partners                                 2,500                        3,023
Kane, Norman                                    5,000                        6,046
Kanuit, Gary                                    2,500                        3,022
Keating, Patrick N. & Julie S. JTROS            2,500                        3,022
Keeney, Thomas J. & Pamela C. JTROS             1,250                        1,511
Kennett, David R.                               1,000                        1,210
Kensington Partners II, L.P.                      956                        1,157
Kensington Partners, L.P.                      15,400                       18,620
Keough, Thomas G.                               1,500                        1,814
Ketcham, Edward                                 1,500                        1,814
Keyway Investments Ltd.                        50,000                       60,456
Kim M. Beretta 1994 Trust                       2,500                        3,022
Kirk, William F., Jr. & Lynn B. JTROS           2,500                        3,022
Kleidman, Carl                                  2,000                        2,418
Klein, Michael                                 12,500                       15,114
Knollmeyer, Paul P. & Phyllis M. JTROS          2,500                        3,022
Koch, Kevin & Susan                             2,500                        3,022
Koniver, Garth A.                               2,500                        3,022
Kraus, Dennis H. & Daryl B. JTROS               1,000                        1,210


                                                Number of Series B Shares and Warrants
                                                   Underlying Units Subscribed For
                                            ----------------------------------------------
Name of Subscriber                          Series B Shares             Series B Warrants
------------------                          ---------------             -----------------
Kwiat Capital Corp.                             5,000                        6,046
L. Wayne Johnson SEP IRA                        2,500                        3,022
LAD Equity Partners                             2,500                        3,022
Lagunitas Partners LP                          40,000                       48,364
Landers, James R.                               2,500                        3,022
Latour, Peter                                   1,500                        1,814
Lenzo, Christopher                             75,000                       90,685
Leon, Martin B.                                 2,500                        3,022
Lerner, Brian C.                                4,500                        5,442
Levitin, Eli                                    2,500                        3,022
Levy, Stuart J.                                 5,000                        6,046
Levy, Stuart J.                                 2,500                        3,022
Lewis, Lindsay                                  2,500                        3,022
Liebro Partners LLC                             2,500                        3,022
Lightman, Ezra                                  1,500                        1,814
Lin, Rong-Chung                                 2,000                        2,418
Lipman, Beth                                      500                          604
Lipman, Beth                                      500                          605
Loegering, Charles J.                          10,000                       12,092
Loegering, Charles J.                           5,000                        6,046
Longobardi, Vincent & Carmela Basile JTROS      2,500                        3,022
Luck, John                                      2,500                        3,022
Luxenberg, Arthur                               2,500                        3,022
MacDonald, Allan & Eileen JTROS                 3,000                        3,628
Mallis, Stephen                                 1,000                        1,210
Manhattan Group Funding                        12,500                       15,114
Mann, Michael                                   2,500                        3,022
Manocherian, Jed                                2,500                        3,022
Mardale Investments Ltd.                        2,500                        3,023
Mardale Investments Ltd.                        7,500                        9,068
Mark, Laurel Lester                             2,000                        2,418
Marsh, Frederic A.                              1,000                        1,210
Martell, John A.                                5,000                        6,046
Martella, Richard R. & Jennifer K. JTROS        1,250                        1,511
Martin W. Gangel Roth IRA                       5,000                        6,046
Mateer, Richard B. & Margaret J. JTROS          1,500                        1,814
May, Gary D. & Deborah C. JTROS                 5,000                        6,046
Mazzocchi, Leo F. & Nancy T. JTROS              2,500                        3,022
McCarthy, John J. & Donna P. JTROS              9,100                       11,002
McCleeary, Robert A.                            3,750                        4,535
McGary, Lawrence W.                             1,500                        1,814
Meinershagen, Alan                              2,500                        3,022
Mercy Radiologists of Dubuque, PC
   Money Purchase Pension Plan's Trust
   f/b/o Roger R. Stenlund,                     1,000                        1,210
Meringoff, Stephen J.                           5,000                        6,046
Michael S. Falk IRA                             1,250                        1,511
Mikaela Falk Trust                              1,250                        1,511
Millstein, Gerald Jay                           2,000                        2,418
Misher, Sheldon                                 2,500                        3,022
Monie, Vijaykumar S.                            2,500                        3,022
Moraes, Claude & Roshan TEN ENT                 1,000                        1,210
Moran, Jr., Charles E.                          1,250                        1,511
Morfesis, F.A. & Gail JTROS                     4,000                        4,836
Moriber, Lloyd A.                               5,000                        6,046



                                                Number of Series B Shares and Warrants
                                                   Underlying Units Subscribed For
                                            ----------------------------------------------
Name of Subscriber                          Series B Shares             Series B Warrants
------------------                          ---------------             -----------------
Moschetta, Ron                                  1,500                        1,814
MRL Astor Expectancy Trust                      5,000                        6,046
Mulkey II Limited Partnership                  30,000                       36,274
Mullery, Gregg Wm.                              1,000                        1,210
Nano-Cap Hyper Growth Partnership L.P.          2,500                        3,022
Nano-Cap New Millennium Growth Fund L.P.        1,250                        1,511
Neil A. Chapman, SEP IRA                        1,500                        1,814
Nelson, Jody                                    1,500                        1,814
Nemiroff, Karen                                   500                          604
Newmark, Amy L.                                 5,000                        6,046
Norman, Gregory                                 5,000                        6,046
Notowitz, Allen                                 2,500                        3,022
Nowak, Greg A. & Lynn M. TEN ENT                5,000                        6,046
Nussbaum, Jeffrey Kahn                          1,500                        1,814
Nussbaum, Samuel R.                             5,000                        6,046
Odlivak, Prudence & Andrew                      2,500                        3,022
O'Donnell, Edmond                               1,000                        1,210
Odyssey Capital, L.P.                         100,000                      120,913
O'Neill, William and Linda JTROS                2,500                        3,022
O'Sullivan, Robert                              2,000                        2,418
Overdrive Capital Corp.                        20,000                       24,182
Palmer, Richard & Lynne Marie JTROS             2,500                        3,022
Pamela Equities Corporation                     7,500                        9,068
Pannu, Jaswant Singh & Debra                    1,000                        1,210
Parrish, Edward L.                                500                          604
Partoyan, Garo A.                               3,500                        4,232
Patel, Sanjiv M.                                2,500                        3,022
Patil, Gangadhar                                2,500                        3,022
Patil, Jayakumar & Purnima J JTROS             17,500                       21,160
Patil, Nagaraja & Shantha JTROS                 2,500                        3,022
Paulson, Timothy G.                             2,500                        3,022
Pecord, Carmen                                  2,500                        3,022
Perez, Michael                                  1,000                        1,210
Pesele, Robert                                  1,000                        1,210
Petrus, Paul F.                                 1,500                        1,814
Piccolo, August                                 2,500                        3,022
Piccolo, John                                  10,000                       12,092
Pickett, George F. & Elizabeth H. JTROS         2,500                        3,022
Pinto, James J.                                10,000                       12,092
Pobiel, Ronald                                  1,000                        1,210
Pocisk, Anna M.                                 3,500                        4,232
Polyviu, P. Tony                                2,500                        3,022
Porter Partners, L.P.                          30,000                       36,274
Porter, Barry                                  40,000                       48,364
Porter, Jeffrey                                10,000                       12,092
Poujol, Michael A. & Angela G. JTROS            5,000                        6,046
Priddy, Robert                                132,500                      160,209
Priddy, Robert                                  3,750                        4,534
High View Ventures, LLC                        17,500                       21,160
Primo, Joseph C.                                1,300                        1,572
Prude, Randy                                    5,000                        6,046
Pryt, Bob                                      12,500                       15,114
R M and L Burwick Family L.P.                  20,000                       24,182
Radichel, William C.                            7,500                        9,068
Radichel, William C.                            2,500                        3,022


                                                Number of Series B Shares and Warrants
                                                   Underlying Units Subscribed For
                                            ----------------------------------------------
Name of Subscriber                          Series B Shares             Series B Warrants
------------------                          ---------------             -----------------
Radix Associates                                5,000                        6,046
Radix Associates                                2,500                        3,022
Rahn & Bodmer                                  35,000                       42,321
Rappaport, A.G.                                20,000                       24,182
Rasnick, James A. & MaryAnn  JTROS              2,500                        3,022
Reese-Cole Partnership Ltd.                     7,500                        9,068
Reichelt, Kurt V. & Laura M.  JTROS             4,000                        4,836
Reichenbaum, Mark                              10,000                       12,092
Reichenbaum, Mark                               2,500                        3,023
Reichenbaum, Mark                              10,000                       12,092
RHL Ventures LLC                               10,000                       12,092
Rice, William A.                               12,500                       15,114
Rice, William A.                                7,500                        9,068
Richard Corbin IRA                              1,500                        1,814
Richmond, Gerald & Amy  JTROS                   5,000                        6,046
Rion, James H., Jr.                             3,000                        3,628
Robert E. Gallucci DPM                          2,500                        3,022
Roberts, Cindy D.                               3,750                        4,535
Rodler, Lawrence                                1,500                        1,814
Rolling Investment Group                        1,000                        1,210
Ronco, Edmund                                   1,000                        1,210
Ronco, Edmund c/f Todd Ronco                      998                        1,208
Rosenblatt, Richard                             2,500                        3,023
Rosenbloom, Keith                               2,500                        3,022
Rosenbloom, Dale                               10,000                       12,092
Rosenbloom, Howard                              2,500                        3,022
Rosenbloom, Keith                               2,000                        2,418
Rosenfield, Laurence                            2,500                        3,022
Ross, Adam Ross & Lisa Falk-Ross JTROS          2,500                        3,022
RS Emerging Growth Partners LP                 22,000                       26,603
RS Pacific Partners                            50,043                       60,507
RS Premium Partners                            27,957                       33,803
Rubin, Brett                                    1,500                        1,814
Rubin, Jeffrey                                  1,500                        1,814
Rubinson, Brett                                   500                          604
Runckel, Douglas & Evelyn  JTROS                8,500                       10,278
Russell, Donnie H.                              5,000                        6,046
Russo, Paul & Sally JTROS                      15,000                       18,136
Salkind, Scott                                  2,500                        3,022
Sandhu, Avtar S.                                1,000                        1,210
Santolo, Dennis & Thomas, JTROS                 5,000                        6,046
Sax Family Limited Partnership                    500                          604
Scaglione, Domenic G. & Josephine JTROS         1,250                        1,511
Scalo, John T.                                  3,400                        4,112
Scalo,  John F. & Carole M. JTROS               2,500                        3,022
Schenker, Monroe H.                             2,500                        3,022
Schlank, Lionel                                 2,500                        3,022
Schneider, Sidney                               2,500                        3,022
Schoen, William R. & Barbara J. JTROS           2,500                        3,022
Schottenstein, Gary L.                          1,500                        1,814
Schroeder, Charles F. A.                        1,250                        1,511
Schroeder, Charles F. A.                        1,250                        1,511
Schultz, Gary & Lance                           1,000                        1,210
Schultz, Gary D. & Barbara A. JTROS             4,500                        5,442
Schultz, Gary D. & Barbara A. JTROS             2,500                        3,022



                                                Number of Series B Shares and Warrants
                                                   Underlying Units Subscribed For
                                            ----------------------------------------------
Name of Subscriber                          Series B Shares             Series B Warrants
------------------                          ---------------             -----------------
Schwarzwaelder, Douglas                         1,000                        1,210
Schwencke, Kim M.                              10,000                       12,092
Schwickert, Kent                                2,500                        3,022
Schwickert, Kim                                 5,000                        6,046
Scotto, Peter                                   2,500                        3,022
Scotto, Peter                                   2,500                        3,022
Seftel, Lawrence & Roslyn JTROS                 2,500                        3,022
Serra, Jose E. & Cecilia P. JTROS               5,000                        6,046
Serubo, John                                    1,250                        1,511
Shagadelic Partners                             2,500                        3,022
Shapiro, Nancy                                  1,000                        1,210
Shapiro, J.D.                                     500                          604
Shaw, John J.                                  10,000                       12,092
Sheats , Fred B.                                2,500                        3,022
Shrager, Jay J. & Carole B. JTROS               9,000                       10,882
Shroff, Burjis N. and Havovi B. TEN ENT         1,500                        1,814
Shubash, May S.                                 1,000                        1,210
Sica, Joseph L., Jr. & Emilia M.                5,000                        6,046
Siddiqi, Tariq S.                               1,000                        1,210
Signore, Claude M. & Marie JTROS                1,000                        1,210
Silverman, Robert & Lois B. JTROS               2,500                        3,022
Simon Asset Management, LLC                    25,000                       30,228
Simon Asset Management, LLC                     5,000                        6,046
Singer, Michael                                 7,500                        9,068
SIRHC Holdings Limited                          4,000                        4,836
Sivak, Cheryl R. and Gary Evan, M.D  JTROS.     1,500                        1,814
Sivak, George C., M.D.                          1,500                        1,814
SJG Management, Inc. 1981 Amended
    and Restated Profit Sharing Plan            2,500                        3,022
Skoly, Jr., Stephen T.                          2,500                        3,022
Smith , Harlan B.                               3,300                        3,990
Spencer, Robert J.                              2,500                        3,022
Spiegelberg, Joan                               1,000                        1,210
Spielman , Melvin                               5,000                        6,046
Spigarelli, Anthony M. & Nancy M. JTROS         4,000                        4,836
Spigarelli, Anthony M. & Nancy M. JTROS         1,000                        1,210
Spivak, Joel                                    5,000                        6,046
Stalker, Philip                                 1,000                        1,210
Starapoli, Fedele                               1,000                        1,210
Steele, Michael D.                              3,000                        3,628
Stellway, David L.                              5,000                        6,046
Stern, Jeremy B. & Wendy B. JTROS               2,500                        3,022
Steven B. Greenman IRA                          2,500                        3,022
Stransky, Barry & Lauren A. JTROS               1,500                        1,814
Strazzulla, Domenic M.                          4,000                        4,836
Stuart Schapiro IRA Account                     5,000                        6,046
Sullivan, Jesse                                 2,500                        3,022
Sutton, Patrick                                 1,250                        1,511
Sybesman, William & Martha Jane  JTROS          5,000                        6,046
Sybessma Research LLC                           5,000                        6,046
Syd Verbin & Helen Verbin, Trustees under
    Trust Agreement DTD 12/20/88 FBO
    Syd Verbin                                  1,500                        1,814
Tachibana , Glen                                2,000                        2,418
Tallur, Inder                                   1,000                        1,209
Teirstein, Paul                                 2,500                        3,022


                                                Number of Series B Shares and Warrants
                                                   Underlying Units Subscribed For
                                            ----------------------------------------------
Name of Subscriber                          Series B Shares             Series B Warrants
------------------                          ---------------             -----------------
Thau, Clifford                                    500                          604
The Bald Eagle Fund Ltd.                        3,644                        4,405
The Dexter Corporation Grantor Trust            5,000                        6,046
The DotCom Fund, L.L.C.                        25,000                       30,228
The Leo J. Ambrogi II Trust DTD 2/1/95          1,500                        1,814
The Rodney N. Schorlemmer SEP IRA               4,000                        4,836
The William S. Gould, Peter L. Gould
    & Deborah Gould Cygler Irrevocable Trust    1,000                        1,210
Thompson, George L.                             2,500                        3,022
Tickner, Todd                                   2,500                        3,022
Todywala, Sam & Lyla                              500                          604
Toombs, Walter F.                               5,000                        6,046
Tradex Commodities                              2,500                        3,022
Treitel, David                                  1,000                        1,210
Trombone, Mario                                 1,000                        1,210
Trupiano, Salvatore                             1,500                        1,814
Uday, Kalpana A. & Udayashankar K. JTROS        2,500                        3,022
Union Cattle Company                            2,500                        3,022
Vainberg, Vladik                                  500                          605
Valentino, Barbara                              2,500                        3,022
Van Le, Linda                                   2,500                        3,022
Vandewalle, John Joos-                          5,000                        6,046
Ventana Partners, L.P.                         10,000                       12,092
Virginia R. Nelson Trust                        2,500                        3,022
Voigt, Kevin J. & Cindy G.  JTROS               2,500                        3,022
Voigt, Bryon & Jacelyn   TIC                    3,000                        3,628
Voss Limited Partnership                        1,000                        1,210
Wasserstrum, Seymour                            1,500                        1,814
Waxman, David B. & Jeremy  JTROS                1,000                        1,210
Wayne, Thom                                       300                          363
Wayne D. Eig Chartered Defined Benefit
    Pension Trust                               1,000                        1,210
Weidenbener, Erich J. and Diane D. JTROS        4,000                        4,836
Weiskopf Silver & Co. L.P.                      7,500                        9,068
Weitz, Perry                                    2,500                        3,022
Weksler, Luiz                                   1,500                        1,814
Westmont Venture Partners, LLC                 25,000                       30,228
Wilkins, Charles P.                             5,000                        6,046
Wilkins, Stuart B.                              2,500                        3,022
Wilson, Kenneth B.                              2,302                        2,782
Wingate Investments Limited                    50,000                       60,456
Wisseman, Charles L., III                       4,000                        4,836
Wolf, Aizik L. & Robyn  JTROS                   2,000                        2,418
Wolfson Equities                              125,000                      151,141
Wynne, Joanne                                   1,500                        1,814
Wynne, Joseph                                     500                          605
Yalen, Richard                                  1,000                        1,209
Yalen, Richard                                  1,000                        1,210
Zale, John H.                                   2,500                        3,022

TOTAL                                       3,300,000                    3,990,092